UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020 (August 17, 2020)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In furtherance of the key strategic objective of retaining and motivating talent, the Compensation Committee (the “Committee”) of the Board of Directors of Gogo Inc. (the “Company”) has approved 2020 bonus opportunities for our currently employed employees (including our Named Executive Officers) (the “2020 Bonus Plan”). As of August 17, 2020, the Committee has also approved additional components of the 2020 Bonus Plan for certain of our currently employed employees (including our Named Executive Officers) that are specifically tied to the achievement of critical business objectives in connection with legally separating the assets and liabilities of the Company’s Business Aviation (“BA”) and Commercial Aviation (“CA”) divisions (the “Reorganization Bonus”) and consummating a transaction related to our CA business (the “CA Bonus”). The potential payout amounts related to these additional bonus opportunities are based upon each individual’s level of involvement in, and overall contribution to, the applicable project. The Committee approved these additional bonus opportunities after concluding that these incentives are in the best interests of the Company and its stockholders, will better retain and motivate eligible employees, and will better align our employees’ interests with the Company’s short- and long-term strategic goals.

If our currently employed employees (including our Named Executive Officers) are eligible to receive both the Reorganization Bonus and the CA Bonus, any payout of the CA Bonus will replace the opportunity to receive a payout pursuant to the Reorganization Bonus. If we have not consummated a transaction related to our CA business at the time bonuses are ordinarily paid under the 2020 Bonus Plan, the Committee will retain the discretion with respect to our employees (including our Named Executive Officers) who are eligible to receive both awards to either (1) wait for the consummation of a transaction related to our CA business and pay only the CA Bonus upon any such consummation or (2) pay the Reorganization Bonus at the time bonuses are ordinarily paid under the 2020 Bonus Plan, and make additional payments upon consummation of a transaction related to our CA business as necessary, in order to provide eligible employees (including our Named Executive Officers) with the appropriate value of the CA Bonus.

For the avoidance of doubt, our currently employed employees (including our Named Executive Officers) who are eligible to receive the Reorganization Bonus, the CA Bonus or both must be employed at the time of the payout (with respect to the Reorganization Bonus) and/or the consummation of the applicable transaction (with respect to the CA Bonus) in order to receive an award pursuant to these programs, unless otherwise determined by the Committee in its discretion; provided, however, that if a transaction related to our CA business is consummated prior to the date on which the Reorganization Bonus is paid, employees of ours who are hired by the counterparty to such transaction upon its consummation and who would have otherwise been eligible to receive the Reorganization Bonus will remain eligible to receive the Reorganization Bonus when it is subsequently paid. In addition, the Committee will determine final payout amounts in its discretion and retains the ability to approve or disapprove, in its discretion, any individual payouts with respect to all Reorganization Bonus and all CA Bonus awards.

Reorganization Bonus Program

The Reorganization Bonus program provides our Named Executive Officers, aside from Mr. Jonathan B. Cobin, and certain other employees with an opportunity to earn an additional award in recognition of the significant work effort involved in legally separating the assets and liabilities of the BA and CA divisions of our Company. Under the Reorganization Bonus program, our Named Executive Officers, aside from Mr. Cobin, have an opportunity to earn awards that range from 25% to 40% of their current annual bonus target incentive awards (“Current Target Bonus”), as set forth in the table below.

Named Executive Officer	Title	Current Target Bonus (As % of Annual Base Salary)	Reorganization Bonus Opportunity (As % of Current Target Bonus)
Oakleigh Thorne	President and Chief Executive Officer	100%	25%
Barry Rowan	Executive Vice President and Chief Financial Officer	90%	25%
John Wade	President, Commercial Aviation	75%	40%
Marguerite M. Elias	Executive Vice President, General Counsel and Secretary	75%	40%

The Reorganization Bonus is expected to be paid in Company shares; however, the Committee retains the discretion to alter the medium of payment of any awards issued pursuant to the Reorganization Bonus program. The number of Company shares issued pursuant to the Reorganization Bonus program will be determined at the time of payout and based upon the closing share price of the Company on the date of grant.

CA Bonus Program

The CA Bonus program provides our Named Executive Officers and certain other employees with an opportunity to earn an additional award contingent upon the consummation of, and in recognition of the significant work effort involved in, a transaction related to our CA business. Under the CA Bonus program, our Named Executive Officers have an opportunity to earn awards that range, at target value, from 50% to 133% of their Current Target Bonus, as set forth in the table below.

Named Executive Officer	Title	Current Target Bonus (As % of Annual Base Salary)	Min/Max CA Bonus Opportunity (As % of Current Target Bonus)	Target CA Bonus Opportunity (As % of Current Target Bonus)
Oakleigh Thorne	President and Chief Executive Officer	100%	25%-100%	50%
Barry Rowan	Executive Vice President and Chief Financial Officer	90%	25%-100%	50%
John Wade	President, Commercial Aviation	75%	66.67%-266.66%	133%
Jonathan B. Cobin	Executive Vice President and Chief Strategy Officer	75%	66.67%-266.66%	133%
Marguerite M. Elias	Executive Vice President, General Counsel and Secretary	75%	30%-120%	60%

The value of awards issued pursuant to the CA Bonus program will depend upon the timing and value of a transaction related to our CA business. In addition, the variety of payout opportunities available to our Named Executive Officers pursuant to the CA Bonus program reflects the Committee’s objective of designing awards that retain and motivate key talent both overall and on an individual basis.

The CA Bonus is expected to be paid in cash; however, the Committee retains the discretion to alter the medium of payment of any awards issued pursuant to the CA Bonus program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: August 21, 2020